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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     001-16505               58-2350980
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                 1114 First Avenue                              10021
                 New York, New York                          (Zip Code)
      (Address of principal executive offices)

                                 (212) 838-2061
                        (Registrant's telephone number,
                              including area code)



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


Item 7.           Financial Statements and Exhibits

(c)       Exhibits

          99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated March 11, 2004

          99.2 Transcript from fourth quarter and year end earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on March 11, 2004


Item 12.       Disclosure of Results of Operations and Financial Condition

           On March 11, 2004, The Smith & Wollensky Restaurant Group, Inc. (the "Company") issued a press release describing selected financial results of the Company for the fourth quarter ended and the year ended December 29, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

           On March 11, 2004, the Company held a conference call to discuss the selected financial results of the Company for the fourth quarter ended and year ended December 29, 2003. A copy of the transcript of the call is attached as
Exhibit 99.2 to this Current Report on Form 8-K. The transcript has been selectively edited to facilitate the understanding of the conference call.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Smith & Wollensky Restaurant Group, Inc.


                                    By:  /s/ Alan M. Mandel
                                         ------------------------------------
                                         Alan M. Mandel
                                         Chief Financial Officer, Executive Vice
                                         President of Finance, Treasurer and
                                         Secretary


Date:   March 15, 2004


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


                                Index to Exhibits
                                -----------------

Exhibit No.        Description of document
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99.1*              Press Release of The Smith & Wollensky Restaurant Group, Inc.
                   dated March 11, 2004

99.2*              Transcript   from  fourth   quarter  and  year  end  earnings
                   conference call of The Smith & Wollensky Restaurant Group, Inc. held on March 11, 2004


* Filed herewith.


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